UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 18, 2019)

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2019, AECOM entered into an agreement (the “Agreement”) with Starboard Value LP and certain of its affiliates (collectively, “Starboard”).

Pursuant to the Agreement, AECOM agreed to immediately increase the size of its board of directors (the “Board”) to 11 directors and to appoint Peter A. Feld, a Managing Member of Starboard, and Robert G. Card to the Board effective immediately, and Jacqueline C. Hinman (collectively with Mr. Feld and Mr. Card, the “New Directors”) to the Board not later than December 16, 2019.

The Agreement also provides that subject to each such individual’s consent to serve as a member of the Board, AECOM will nominate the following individuals for election to the Board at AECOM’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”): (x) each of the New Directors, (y) six of the following seven individuals: Senator William H. Frist, M.D., Steven A. Kandarian, Robert J. Routs, Clarence T. Schmitz, Douglas W. Stotlar, Daniel R. Tishman. and Gen. Janet C. Wolfenbarger USAF Ret., and (z) if the successor to Michael S. Burke as Chief Executive Officer has been appointed at such time, such individual (or, if a successor has not yet been appointed prior to the filing of the Company’s proxy statement, then a seventh current director may be nominated subject to certain conditions). The size of the Board will be automatically decreased to 10 directors at the conclusion of the 2020 Annual Meeting.

Pursuant to the Agreement, Starboard will vote at the 2020 Annual Meeting in favor of AECOM’s director nominees and, subject to certain conditions, in accordance with the Board’s recommendation on all other proposals. Starboard also agreed, among other things, not to submit director nominations or proposals at any annual or special meeting during the Standstill Period (as defined below).

The Agreement provides for the formation of a CEO Search Committee of the Board (the “CEO Search Committee”), which will oversee a search for a new Chief Executive Officer to succeed Mr. Burke. The CEO Search Committee will be comprised of four directors, Mr. Card, Douglas W. Stotlar, Daniel R. Tishman and Mr. Feld, who will serve as Chairman of the CEO Search Committee. When Mr. Burke’s successor as Chief Executive Officer is appointed, he or she will become a member of the Board and AECOM will separate the roles of Chief Executive Officer and Chairman.

Starboard has also agreed to certain customary standstill provisions, effective as of the date of the Agreement through the earlier of (1) fifteen business days prior to the deadline for the submission of stockholder nominations for AECOM’s 2021 annual meeting of stockholders and (2) 90 days prior to the first anniversary of the 2020 Annual Meeting (the “Standstill Period”), prohibiting Starboard from, among other things, (a) engaging or participating in any solicitation of proxies with respect to AECOM securities, (b) joining in any “group” or voting arrangement, (c) proposing certain extraordinary transactions or encouraging third parties to do so, (d) calling or seeking to call a special meeting of AECOM stockholders, (e) seeking Board representation other than as provided in the Agreement and (f) influencing third parties with respect to the voting or disposition of AECOM securities.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chairman and Chief Executive Officer

On November 22, 2019, AECOM announced that Mr. Burke will depart from his position as AECOM’s Chief Executive Officer and Chairman of the Board, effective upon AECOM’s appointment of his successor as Chief Executive Officer by or prior to the 2020 Annual Meeting.

Director Resignations

Effective November 18, 2019, each of James Fordyce and Linda Griego resigned as directors of AECOM.

Director Appointments

Pursuant to the Agreement, each of Mr. Card and Mr. Feld was appointed to the Board effective November 22, 2019, and Ms. Hinman will be appointed not later than December 16, 2019.

As non-employee directors, each of the New Directors will be entitled to receive the same compensation paid by AECOM to each of its non-employee directors as described under “Directors’ Compensation” in AECOM’s definitive proxy statement for its 2019 annual meeting of stockholders filed with the Securities and Exchange Commission on January 23, 2019, which description is incorporated herein by reference. None of the New Directors has any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Lead Independent Director

Effective November 19, 2019, the Board appointed Steven A. Kandarian as Lead Independent Director.

Committee Composition

Effective November 22, 2019 (or, in respect of any committee on which Ms. Hinman is to become a member, effective as of the effectiveness of Ms. Hinman’s appointment to the Board), AECOM reconstituted the membership of the standing committees of the Board as follows:

Audit	Compensation and Organization	Nominating and Governance	Strategy, Risk and Safety
Clarence T. Schmitz (Chair)	Steven A. Kandarian (Chair)	Douglas W. Stotlar (Chair)	Robert J. Routs (Chair)
Senator William H. Frist, M.D.	Peter A. Feld	Peter A. Feld	Daniel R. Tishman
Steven A. Kandarian	Robert J. Routs	Senator William H. Frist, M.D.	Gen. Janet C. Wolfenbarger USAF Ret.
Douglas W. Stotlar	Clarence T. Schmitz	Gen. Janet C. Wolfenbarger USAF Ret.	Jacqueline C. Hinman
Robert G. Card

Additional information about the composition of the Board and its committees is set forth in Item 1.01 and incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

On November 22, 2019, AECOM issued a press release announcing AECOM’s entry into the Agreement and the matters described in Item 1.01 and Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement, dated as of November 22, 2019, by and among AECOM and Starboard Value LP and the other parties set forth therein

99.1	Press Release, dated November 22, 2019

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: November 22, 2019	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Deputy General Counsel